Exhibit 99.1

Juho Sarvikas, Former President of Qualcomm North America,

Appointed Chief Executive Officer of Inseego

Sarvikas to Lead Inseego in Its Next Phase of Growth Following the Company’s Successful Overhaul of its Capital Structure

Company Also Adds Brian Miller, One of Inseego’s Largest Stockholders and Noteholders, to its Board of Directors

SAN DIEGO – January 6, 2025 – Inseego Corp. (Nasdaq: INSG) (“Inseego” or the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises, and SMBs, today announced the appointment of Juho Sarvikas as Chief Executive Officer and a Director on the Company’s Board of Directors, effective immediately.

“Juho’s exceptional leadership in the wireless industry, proven track record of operational excellence, and extensive industry relationships make him the perfect choice to lead Inseego’s continued evolution as CEO,” said Phil Brace, Executive Chairman of Inseego’s Board of Directors. “His deep expertise and strategic vision will enhance our position in the wireless marketplace and drive the Company’s next phase of growth and innovation.”

Sarvikas joins Inseego from Qualcomm, where he served as President of Qualcomm North America since 2021, and where he led the company’s diversification strategy for the region with particular focus on go-to-market. Prior to Qualcomm, Sarvikas served as Chief Product Officer of HMD Global from 2016 to 2021, where he was a founding member and spearheaded the relaunch of Nokia phones, growing the company to a multi-billion dollar topline. Before joining HMD Global, Sarvikas held various leadership roles across sales and product at Nokia and Microsoft.

“Inseego has achieved extraordinary progress on several important fronts over the past year and is now well-positioned to capitalize on an expanding market opportunity,” said Sarvikas. “I am honored to join this talented team at such a pivotal moment and look forward to building on Inseego’s strong technology and product leadership. I’m excited to drive Inseego forward as the partner of choice in the wireless ecosystem, bringing first-to-market innovation and delivering meaningful value for shareholders.”

In addition to Sarvikas’ appointment, Brian Miller has re-joined Inseego’s Board of Directors. Miller is Chief Investment Officer of North Sound Partners and has been invested in Inseego since 2018. North Sound is one of Inseego’s largest stockholders and noteholders, beneficially owning 19.9% of the Company’s common stock (as calculated under Securities and Exchange Commission rules) and 53% of the principal amount of the Company’s senior secured notes due in 2029. North Sound specializes in making direct investments in both public and private growth companies and collaborates with their management teams to create shareholder value.

Miller previously served on Inseego’s Board from 2018 to 2021. Prior to founding North Sound, he spent more than 20 years at Elliott Management, a New York-based hedge fund, where he was an equity partner, Chief Trading Officer, and a member of the management committee.

“Inseego’s transformation over the past year has been remarkable and established a strong foundation for growth and sustained profitability,” said Miller. “With a clean balance sheet and positive cash flow visibility, Inseego is well-positioned to pursue meaningful organic and inorganic growth opportunities. As both a committed investor and board member, I am eager to contribute to Inseego’s next phase of value creation.”

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As part of his appointment as CEO, Inseego will issue inducement awards of 855,000 stock options, 124,347 time-based restricted share units (“RSUs”), and 167,910 performance share units (“PSUs”) to Sarvikas (together, the “Inducement Awards”). The options will have a ten-year term and exercise prices ranging from $10.72 to $25.72. The options will vest over a four-year period, with 25% of the options vesting on the first anniversary of the date of grant and the remainder vesting in equal monthly installments over the three years thereafter. The RSUs vest over four years, subject to each employee’s continuous employment on each vesting date. The PSUs provide for cliff vesting at the end of the three-year performance period, with the number of shares to be issued based on achievement of defined performance-based vesting conditions over the three-year performance period and will be subject to the employee’s continuous employment through the vesting date. Other terms of the options, RSUs and PSUs are as determined by the Compensation Committee and are as set forth in the applicable award agreements covering each grant. The Inducement Awards were approved by the independent compensation committee of Inseego’s board of directors in accordance with Nasdaq Marketplace Rule 5635(c)(4).

The Company also announced today that there was no change to its financial guidance provided for the fourth quarter of 2024, ended December 31, 2024 (which was issued on November 12, 2024). The Company plans to announce its fourth quarter and full-year 2024 financial results in mid-February, with details of the accompanying conference call to be shared closer to the date.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions, with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G, and cloud platforms. Inseego's 5G Edge Cloud combines the industry's best 5G technology, rich cloud networking features, and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data, and improving business outcomes with intelligent operational visibility---all over a 5G network. For more information on Inseego, visit www.inseego.com. #Putting5GtoWork

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (2) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (3) the growth of wireless wide-area networking and asset management software and services; (4) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (5) our ability to develop sales channels and to onboard channel partners; (6) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (7) dependence on third-party manufacturers and key component suppliers worldwide; (8) the impact of fluctuations of foreign currency exchange rates; (9) the impact of supply chain challenges on our ability to source components and manufacture our products; (10) unexpected liabilities or expenses; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (12) litigation, regulatory and IP developments related to our products or components of our products; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s ability to execute its plans and expectations relating to acquisitions, divestitures, strategic relationships, software and hardware development, personnel matters, and cost containment initiatives; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 or other global public health emergencies on the business, (17) the impact of high rates of inflation and rising interest rates, (18) the impact of import tariffs on our materials and products, and (19) the impact of geopolitical instability on our business.

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These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

©2025. Inseego Corp. All rights reserved. Inseego is a trademark of Inseego Corp. Other Company, product, or service names mentioned herein are the trademarks of their respective owners.

Investor Relations Contact:

Matt Glover and Alec Wilson, Gateway Group

IR@inseego.com

(949) 574-3860

Media Relations Contact:

Jodi Ellis, Inseego Corp.

PR@inseego.com

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